UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under § 240.14a-12

NEWS CORPORATION
(Name of Registrant as Specified In Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD P FUND LP

STARBOARD VALUE P GP LLC

STARBOARD VALUE R LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

STARBOARD VALUE L LP

STARBOARD VALUE R GP LLC

STARBOARD G FUND, L.P.

STARBOARD VALUE G GP, LLC

STARBOARD VALUE A LP

STARBOARD VALUE A GP LLC

STARBOARD X MASTER FUND LTD

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 20, 2024

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

_____________, 2024

Dear Fellow News Corporation Stockholders:

Starboard Value and Opportunity Master Fund Ltd, together with its affiliates (collectively, “Starboard” or “we”), are the beneficial owners of an aggregate of (i) 8,732,000 shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), of News Corporation, a Delaware corporation (“News Corp”, or the “Company”), and (ii) 13,979,000 shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”), making us one of the Company’s largest stockholders.

We have submitted a non-binding business proposal for consideration by News Corp stockholders entitled to vote at the Company’s upcoming 2024 Annual Meeting of Stockholders (the “Annual Meeting”), seeking stockholder approval of a request for the Board of Directors of the Company (the “Board”) to take the necessary steps to adopt a recapitalization plan that would eliminate News Corp’s dual-class capital structure and provide that each outstanding share of Common Stock has one vote (the “Dual-Class Elimination Proposal”). We believe eliminating the dual-class share structure will promote shareholder value, improve governance, and increase News Corp’s accountability to investors. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to approve the Dual-Class Elimination Proposal.

We have had constructive dialogue with the Company on numerous topics over the past year. We have expressed our view that eliminating the dual-class share structure would be in the best interests of all News Corp stockholders and would align the Company with market standard corporate governance practices. We firmly believe in the foundational corporate governance principle of “one-share, one-vote”, and we believe eliminating the dual-class share structure will improve accountability to all stockholders. We believe this proposal provides a forum for stockholders to make their voices heard and to communicate to the Board that the time for News Corp’s dual-class share structure has long passed. We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating, and returning the enclosed BLUE proxy card today.

If you have already voted on the Company’s white proxy card, you have every right to change your vote by signing, dating, and returning a later dated proxy or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support.

/s/ Jeffrey C. Smith

Jeffrey C. Smith

Starboard Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 20, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS
OF
NEWS CORPORATION
_________________________

PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), together with its affiliates, including Starboard Value LP (collectively, “Starboard” or “we”), are significant stockholders of News Corporation, a Delaware corporation (“NWS”, “News Corp”, or the “Company”), who beneficially own in the aggregate (i) 8,732,000 shares of the Company’s Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and (ii) 13,979,000 shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”). We are seeking stockholder approval of a non-binding business proposal at the Company’s 2024 Annual Meeting of Stockholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), scheduled to be held [virtually via live webcast] on [•], 2024 at [•] [•].m. Eastern Time, requesting that the Company’s Board of Directors (the “Board”) take the necessary steps to adopt a recapitalization plan that would eliminate News Corp’s dual-class capital structure and provide that each outstanding share of Common Stock has one vote (the “Dual-Class Elimination Proposal”).

As described in more detail below, we are presenting the Dual-Class Elimination Proposal for consideration by News Corp stockholders at the Annual Meeting because we believe eliminating the dual-class share structure will promote shareholder value, improve governance, and increase News Corp’s accountability to investors. The Dual-Class Elimination Proposal is non-binding and advisory in nature and will not legally mandate any action by the Company, however, we believe majority support for this proposal will send a clear and direct message to the Board to eliminate the Company’s dual-class share structure. A full description of the Dual-Class Elimination Proposal is outlined below.

This Proxy Statement and the enclosed BLUE proxy card are first being furnished to stockholders on or about September [__], 2024. We intend to deliver this Proxy Statement and accompanying BLUE proxy card to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the Dual-Class Elimination Proposal. Although the Dual-Class Elimination Proposal is an advisory (non-binding) proposal, approval of such advisory proposal requires at least a majority of the votes cast at the Annual Meeting. Accordingly, Starboard intends to deliver these proxy materials to holders of at least a majority of the Company’s voting shares.

At the Annual Meeting, stockholders are being asked to consider and vote upon the following matters1:

1 As of the filing of this Proxy Statement, the Company’s proxy statement has not yet been filed with the Securities and Exchange Commission (the “SEC”). The proposal numbers in this Proxy Statement may not correspond to the proposal numbers that will be used in the Company’s proxy statement. Certain information in this Proxy Statement, will be updated after the Company’s proxy statement is filed with the SEC.

1.	election of the Company’s [seven (7)] director nominees;
2.	ratification of the selection of [Ernst & Young LLP] as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025;
3.	advisory vote to approve executive compensation;
4.	advisory vote on the frequency of future advisory votes to approve executive compensation;
5.	advisory vote on the Dual-Class Elimination Proposal; and
6.	any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

[The Company has disclosed that the Annual Meeting will be held exclusively virtually via a live webcast at [_______]. You will not be able to attend the Annual Meeting in person at a physical location. According to the Company’s proxy statement, to participate in the virtual Annual Meeting, you must visit the Annual Meeting website and enter your unique control number. Stockholders may log into the Annual Meeting platform beginning at [___] [a.m./p.m.] (Eastern Time) on [______], 2024. All stockholders and holders of CHESS Depositary Interests (“CDIs”) who log in using their unique control numbers will have the opportunity to virtually attend and ask questions during the Annual Meeting. Holders of Class B Common Stock will also have the opportunity to electronically vote their shares at the Annual Meeting, as described in more detail below.]

According to the Company’s proxy statement, while all of the Company’s stockholders and all holders of CDIs exchangeable for shares of the Common Stock are invited to attend and ask questions at the Annual Meeting, only stockholders of record of the Class B Common Stock and holders of CDIs exchangeable for shares of the Class B Common Stock as of the close of business on September [•], 2024, the record date set by the Company for the Annual Meeting (the “Record Date”), are entitled to notice of, and to vote on the matters to be presented at, the Annual Meeting. Unless the context provides otherwise, all references in this Proxy Statement to “you,” “your,” “yours” or other similar words refer to holders of Class B Common Stock or Class B CDIs.

Holders of Class B Common Stock are entitled to one vote per Class B share held by such stockholder on the Record Date on all matters to be presented at the Annual Meeting. According to the Company’s proxy statement, CDIs are exchangeable, at the option of the holder, into shares of either Class A Common Stock or Class B Common Stock, as applicable, at the rate of one CDI per one such share of Common Stock. Holders of the Class A Common Stock and holders of CDIs exchangeable for shares of the Class A Common Stock are not entitled to vote on the matters to be presented at the Annual Meeting. Please see the below section titled “Proxy and Voting Procedures” and the Company’s proxy statement for additional detail.

According to the Company’s proxy statement, on the Record Date, there were [•] shares of Class B Common Stock outstanding and [•] shares of Class A Common Stock outstanding. The mailing address of the principal executive offices of the Company is 1211 Avenue of the Americas, New York, New York 10036.

2

As of the date hereof, the members of Starboard collectively beneficially own in the aggregate 8,732,000 shares of Class B Common Stock, constituting approximately 4.6% of the outstanding Class B Common Stock, and 13,979,000 shares of Class A Common Stock, constituting approximately 3.7% of the outstanding Class A Common Stock.

For the reasons detailed below, we are seeking your support at the Annual Meeting to approve the Dual-Class Elimination Proposal.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

STARBOARD URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE DUAL-CLASS ELIMINATION PROPOSAL.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR, FOR CLASS B COMMON STOCKHOLDERS ONLY, BY VOTING [VIRTUALLY] AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at
[ ]

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IMPORTANT

Your vote is important, no matter how many voting shares you own. Starboard urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the approval of the Dual-Class Elimination Proposal and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your voting shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to Starboard, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.
•	If your voting shares are held in a brokerage account or bank, you are considered the beneficial owner of the shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares on your behalf without your instructions. As a beneficial owner of Class B Common Stock, you may vote your shares [virtually] at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the right to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares of Class B Common Stock [virtually] at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting. In addition, holders of Class B CDIs are reminded to vote in advance of the Annual Meeting as they cannot vote [virtually] at the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company as it will revoke any proxy card you may have previously sent to us. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

4

REASONS FOR THE SOLICITATION

Starboard is a large stockholder of News Corp. We believe the Dual-Class Elimination Proposal we have submitted for a vote at the Annual Meeting will promote shareholder value, improve governance, and increase News Corp’s accountability to investors.

We have great respect for News Corp and the evolution of the business since its formation in 2013. News Corp has transformed itself from a business comprised primarily of newspaper assets in decline to a growing, digital-first, highly-recurring, subscription-oriented business. However, we believe the Company’s dual-class share structure has contributed to the Company’s valuation discount, is antithetical to foundational corporate governance principles, and has increased risk for News Corp stockholders. The risks posed by the dual-class share structure have become more pronounced in recent times due to the ongoing legal battle over future control of the Murdoch Family Trust (the “MFT”).

We have had constructive dialogue with the Company on numerous topics over the past year. We have expressed our view that eliminating the dual-class share structure would be in the best interests of all News Corp stockholders and would align the Company with market standard corporate governance practices while improving accountability to all stockholders. We believe the Dual Class Elimination Proposal provides a forum for stockholders to make their voices heard and to communicate to the Board that the time for News Corp’s dual-class share structure has long passed.

The alignment of stockholders’ voting rights with their economic interest in a company is a foundational element of sound corporate governance. As such, we do not believe dual-class share structures are appropriate governance mechanisms for public companies.

ONE-SHARE, ONE VOTE IS A FOUNDATIONAL CORPORATE GOVERNANCE PRINCIPLE

“One-share, one vote,” or the concept of stockholders having voting rights proportionate to economic interests, is a widely accepted foundational principle of corporate governance. This principle seeks to ensure that all stockholders have proportionate influence over critical stockholder-related matters, and that companies are not beholden to entrenched stockholders. Dual-class share structures represent worst-in-class corporate governance, as they enable certain stockholders to have voting rights that are vastly disproportionate to their economic interests.

Leading corporate governance organizations have expressed that voting rights should be aligned with economic interests:

-	The Council of Institutional Investors has stated that “‘one share, one vote’ is a bedrock principle of good corporate governance.”[2]
-	The Investor Stewardship Group lists as one of its key principles that “[s]hareholders should be entitled to voting rights in proportion to their economic interest.”[3]
-	The International Corporate Governance Network “supports the “one share, one vote” standard, which ensures equal treatment of all shareholders.”[4]

Proxy advisory firms Institutional Shareholder Services, Inc. (“ISS”), Glass, Lewis & Co., LLC (“Glass Lewis”), and Egan-Jones Ratings Company (“Egan-Jones”) share similar perspectives:

2 Source: https://www.cii.org/issues (main page).

3 Source: https://isgframework.org/corporate-governance-principles/ (main page).

4 Source: ICGN Governance Recommendations for the United States, dated May 3, 2023.

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“ISS supports a one-share, one-vote capital structure. Multi-class capital structures with unequal voting rights create a misalignment between economic interest and voting rights, which can disenfranchise shareholders holding stock with inferior voting rights.”

- ISS Proxy Analysis & Benchmark Policy Voting Recommendations for News Corp (Published October 2023)

“Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders…we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.”

- Glass Lewis 2024 Benchmark Policy Guidelines (Published July 2024)

“Shareholders should be treated fairly and equitably according to the principle of one share, one vote.”

- Egan-Jones 2024 Standard Proxy Voting Principles and Guidelines

DUAL-CLASS SHARE STRUCTURES IMPAIR VALUE

The European Corporate Governance Institute (“ECGI”), a leading international non-profit research organization focused on improving corporate governance through scientific research, believes that dual-class share structures impair value, noting that “[dual-class share] structures can create a substantial wedge between the voting and economic interests of the controller, making potential private benefits of control more advantageous, generating considerable governance risks, and lowering firm valuation.”

A study conducted by the ECGI quantifies the valuation impact given to public companies with control-enhancing mechanisms, such as dual-class share structures. The survey results indicated that more than 70% of investors surveyed expected a discount ranging from 10-50% or more on share price as a result of control-enhancing mechanisms. Importantly, survey respondents confirmed that multiple voting right structures were most impactful to investment decisions when compared to other control-enhancing mechanisms.5

We believe News Corp’s dual-class share structure has impaired value to the detriment of all News Corp stockholders. Despite its transformation into a growing, digital-first, subscription-oriented business and the leading market position of many of its businesses, News Corp’s shareholder returns have significantly lagged its peers and the broader market. Over the last 10 years, News Corp’s share price has underperformed its proxy peer group6, The New York Times Company, which we believe many investors view as one of the Company’s closest public peers, and the broader market. Moreover, News Corp’s share price performance has largely been driven by its 61% ownership interest in REA Group Ltd (“REA Group”), a publicly-traded company listed in Australia that has generated total shareholder returns of 402% over the last 10 years. Excluding the appreciation of its stake in REA Group, News Corp’s share price has actually declined over the last 10 years, making its relative underperformance even more stark.7

5 Source: European Commission External Study by ISS, Sherman & Sterling and ECGI, Report on the Proportionality Principle in the European Union, 2006.

6 Source: Public company filings, Capital IQ. Market data as of September 18, 2024. Proxy peer set based on Company’s 2023 proxy statement and includes the following companies: BKNG, FDS, IPG, LBTY.A, NFLX, NXST, OMC, PARA, SIRI, TGNA, TRI, WBD, and ZG. Note: the proxy peer set excludes Fox Corporation and IAC Inc. as neither company was public in its current form as of September 18, 2014 and excludes DISH and DMGT given both companies have been taken private. Starboard has identified the aforementioned peers as the relevant peer set for comparing News Corp’s share price performance. Starboard believes these provide appropriate peer comparisons and align with the Company’s self-selected 2023 proxy peers, with the addition of NYT. This comparison is a determination that is subject to a certain degree of subjectivity. As the full universe of potential peers is not listed here, the comparisons made herein may differ materially if other firms had been included. Note: Share price performance adjusted for dividends.

Note: Quotes are bolded and underlined for emphasis.

7 Source: Public company filings, Capital IQ. Market data as of September 18, 2024. Note: Share price adjusted for dividends and shown from the closing price on September 18, 2014 through September 18, 2024.

6

As shown above, News Corp’s share price, excluding its interest in REA Group, has declined by 7% over the last 10 years compared to the proxy peer group’s median increase of 102% and The New York Times Company’s increase of 403%, equating to 109% and 410% underperformance, respectively.

We believe News Corp is significantly undervalued today. News Corp is currently valued at approximately $15.5 billion. However, most of that value is attributable to the Company’s 61% interest in REA Group, which is worth approximately $11.0 billion – meaning that the market is valuing the rest of News Corp’s portfolio, which includes Dow Jones, HarperCollins, Move, Foxtel, and other assets, at only $4.5 billion, or approximately 4x CY2025 EBITDA.8

8 Source: Public company filings, Capital IQ, Bloomberg, Wall Street consensus estimates. Market data as of September 18, 2024.
Note: Certain of the Starboard participants have entered into cash-settled total return swap agreements with certain counterparties that, in the aggregate, constitute economic “short” exposure to 3,220,612 notional ordinary shares of REA Group.

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As shown below, News Corp trades at a discount to its proxy peer group on a consolidated basis, and when excluding its stake in REA Group, News Corp trades at an even greater discount – approximately one-third of the proxy peer group’s average multiple and less than one-fourth of the multiple of The New York Times Company.9 We believe the current multiple dramatically undervalues the Company.

We believe the quality of News Corp’s portfolio of businesses should enable it to garner a meaningfully higher valuation multiple, but the dual-class share structure has reduced investor confidence and contributed to the Company’s depressed valuation.

Wall Street research analysts have noted News Corp’s dual-class share structure serves as an overhang on the stock:

“Our price target is based on a SOTP methodology and includes a 15% qualitative discount to account for a range of non- financial risks including: 1) uncertainty around the future use of NWS’ large cash balance; 2) Legal risks; and 3) NWS’ dual class share structure.”

- UBS, August 9, 2024

“In our view, the NWSA “holding company discount” is not solely about REA, other contributing factors include: NWSA’s dual class share structure (i.e. full voting vs. limited voting shares), loss making newspaper/print assets, structurally challenged and highly levered investments such as Foxtel in Australia and ~US$200m of overheads. Thus, any restructure of the REA investment might not collapse the holding company discount to zero.”

- Morgan Stanley, October 15, 2020

“[News Corp] has been faced with significant governance issues; most recently the UK phone hacking controversy. The considerable influence that Rupert Murdoch and the Murdoch family exert over the company through its dual class share structure raises the risk of further governance issues in the future as well as inhibiting the rights of minority shareholders.”

- Credit Suisse, July 16, 2013

9 Source: Public company filings, Capital IQ, Bloomberg. Market data as of September 18, 2024. Proxy peer set based on Company’s 2023 proxy statement and includes the following companies: BKNG, FDS, FOXA, IAC, IPG, LBTY.A, NFLX, NXST, OMC, PARA, SIRI, TGNA, TRI, WBD, and ZG. Note: the proxy peer set excludes DISH and DMGT given both companies have been taken private. Starboard has identified the aforementioned peers as the relevant peer set for comparing News Corp’s EV / CY25E EBITDA. Starboard believes these provide appropriate peer comparisons and align with the Company’s self-selected 2023 proxy peers, with the addition of NYT. This comparison is a determination that is subject to a certain degree of subjectivity. As the full universe of potential peers is not listed here, the comparisons made herein may differ materially if other firms had been included.

Note: Quotes are bolded and underlined for emphasis.

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DUAL-CLASS SHARE STRUCTURES ARE UNCOMMON

Dual-class share structures limit trading liquidity, complicate capital structures, and provide outsized influence to holders of the super-voting stock. For these reasons, among others, dual-class share structures are not common among publicly-traded companies, making News Corp an outlier. Only 6% of companies in the S&P500 have a dual-class share structure with unequal voting rights.10

DUAL-CLASS SHARE STRUCTURES INCREASE RISK AND REDUCE ACCOUNTABILITY

We believe News Corp’s dual-class share structure introduces outsized risk to stockholders not affiliated with the MFT. News Corp (and its predecessor companies) has a long history of questionable strategic decisions given its functional accountability to one stockholder.

News Corp’s corporate governance profile has earned a QualityScore of 10 from ISS, equating to the highest possible level of governance risk. In particular, News Corp earned a score of 10 in the category of Shareholder Rights, due to the fact that the “[C]ompany has classes of stock with unequal voting rights or unequal ability to elect directors” and the “[C]ompany’s unequal voting structure does not have a sunset provision.”

The Investor Coalition for Equal Votes, an international coalition of asset managers, commissioned a study on the risks of unequal voting rights. The study highlights News Corp’s dual-class share structure as enabling founding shareholders to “become entrenched” and be “unresponsive to the interests of all shareholders.”11

10 Source: Public company filings, Bloomberg.

11 Source: Investor Coalition for Equal Votes (“ICEV”) presentation titled “Undermining the Shareholder Voice – The rise and risks of unequal voting rights” (November 30, 2023).

Note: Quotes are bolded and underlined for emphasis.

9

News Corp’s own Form 10-K filing discloses the following:

“The Company’s Restated Certificate of Incorporation and Amended and Restated By-laws contain certain anti-takeover provisions that may make more difficult or expensive a tender offer, change in control, or takeover attempt that is opposed by the Company’s Board of Directors or certain stockholders holding a significant percentage of the voting power of the Company’s outstanding voting stock. In particular, the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws provide for, among other things: a dual class common equity capital structure…”

Additionally, the Form 10-K describes risks associated with the outsized voting interest of the MFT relative to their economic ownership of News Corp:

“This concentration of voting power could discourage third parties from making proposals involving an acquisition of the Company. Additionally, the ownership concentration of Class B Common Stock by the MFT increases the likelihood that proposals submitted for stockholder approval that are supported by the MFT will be adopted and proposals that the MFT does not support will not be adopted, whether or not such proposals to stockholders are also supported by the other holders of Class B Common Stock.”

RECENT MURDOCH FAMILY DYNAMICS FURTHER INCREASE RISK AND UNCERTAINTY

News Corp and its predecessor and related companies have had dual-class share structures in place for decades under the leadership of founder Rupert Murdoch. At last year’s Annual Meeting of Stockholders, Rupert Murdoch transitioned to Chairman Emeritus and his son, Lachlan Murdoch, became the sole Chair of News Corp. While we can understand how some could see a benefit to a visionary founder retaining outsized control for a limited duration of time, that potential understanding vanishes as the super-voting power and protections transition to others.

This transition of power from Rupert Murdoch to his children has allowed for complicated family dynamics to potentially impact the stability and strategic direction of News Corp. For background, the MFT is reportedly controlled by Rupert Murdoch and four of his children. Recent press reports have described a legal battle over ongoing control of the MFT, with Rupert and Lachlan Murdoch on one side, and three of Rupert Murdoch’s other children on the other side. We believe, and reports have highlighted, that one of the root causes for the conflict is disagreement over the future strategic direction of News Corp and Fox Corporation. This uncertainty represents a risk to stockholders that is only amplified by the Murdoch family’s super-voting shares and the poor governance and oversight that stems from the dual-class share structure.

While the legal proceedings are not public, press reports include excerpts of legal documents that point to Rupert Murdoch seeking to have his family influence the strategic direction of both companies in perpetuity, viewing them both as family businesses:

“According to the court’s decision, Mr. [Rupert] Murdoch was concerned that the “lack of consensus” among his children “would impact the strategic direction at both companies including a potential reorientation of editorial policy and content.” It states that his intention was to “consolidate decision-making power in Lachlan’s hands and give him permanent, exclusive control” over the company.”

– The New York Times, July 24, 2024

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“The family battle has been years in the making. Murdoch has always sought to keep his media enterprise in the family’s hands, and he brought several of his children into the business over the years.”

– The Wall Street Journal, July 24, 2024

“For Rupert Murdoch, putting more power in Lachlan’s hands is meant to ensure stability at the businesses and avoid a confusing ownership structure in coming years, associates of the mogul said. If he prevails, Lachlan would have the same sweeping authority his father has enjoyed for years, and other shareholders would largely have to accept whatever his plans are for the companies. If Murdoch loses his bid, the structure could lead to stalemates among the siblings over major decisions.”

– The Wall Street Journal, September 11, 2024

“Rupert Murdoch announced in September 2023 that he was stepping down as chair of Fox and News Corp. That strengthened the leadership position of Lachlan, Fox’s executive chair, who became News Corp’s sole chair. Though he didn’t say so at the time, the elder Murdoch had been working to shore up Lachlan’s position in the trust, where the real power over the companies lies.”

– The Wall Street Journal, September 11, 2024

There are no reasonable arguments to extend super-voting rights and de facto control to the inheritors of a founder. The situation at News Corp is a textbook example of one of the worst forms of a dual-class share structure – one that extends beyond any reasonable timeline and one in which super-voting rights are moving from a visionary founder to the founder’s children. The four Murdoch siblings with voting rights within the MFT are reported to have widely differing worldviews12, which, collectively, could be paralyzing to the strategic direction of the Company. More importantly, we are not sure why their perspectives should carry greater weight than the views of other stockholders. This is clearly not the appropriate governance structure for a public company, and we believe it has exacerbated News Corp’s valuation discount relative to its inherent value.

IT IS TIME FOR STOCKHOLDERS TO SEND A CLEAR MESSAGE TO NEWS CORP

To address these concerns, we have submitted the Dual-Class Elimination Proposal that calls upon News Corp’s Board to take all necessary actions to collapse the Company’s dual-class share structure. We have submitted the Proposal to give stockholders the opportunity to stand up for their rights and to communicate to the Board that the time for News Corp’s dual-class share structure has long passed.

Stockholders do have a choice and have an opportunity to make their voices heard – there is a path to achieve majority support for the Dual-Class Elimination Proposal. Although the proposal is non-binding, we believe majority support in favor of the proposal would send a clear and direct message to the Board to eliminate the dual-class share structure.

12 Source: Various news articles, including The Wall Street Journal (“WSJ”) articles titled Rupert Murdoch Plan to Give Control to Son Lachlan Triggers Family Legal Battle, dated July 24, 2024 and The Family Rift Driving Rupert Murdoch to RedoHis ‘Irrevocable’ Trust, dated September 11, 2024; The New York Times article titled The Secret Battle for the Future of the Murdoch Empire, dated July 24, 2024; and Vox.com’s article titled The messy Murdoch succession drama, explained, dated September 17, 2024.

Note: Quotes are bolded and underlined for emphasis.

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Unfortunately, News Corp has a long history of being unresponsive to stockholder proposals seeking to collapse its dual-class share structure and recommendations by leading proxy advisory firms. Previous proposals to eliminate the dual-class structure were soundly supported by News Corp stockholders unaffiliated with the Murdoch family. In fact, nearly 90%13 of unaffiliated stockholders supported a previously submitted proposal, resulting in 49.5%14 of total votes being in favor of eliminating the dual-class share structure. Despite this clear message from unaffiliated stockholders, the Board failed to take action. We hope stockholders will once again clearly express their views, but we hope that this time, the Board will finally realize its obligation to represent the best interests of all stockholders.

Removing the dual-class share structure would benefit stockholders by giving them voting rights commensurate with their economic interests, which we believe will improve News Corp’s governance and oversight, reduce strategic risk, and garner an improved valuation.

We strongly encourage stockholders to make their voices heard by voting FOR the Dual-Class Elimination Proposal.

13 Source: Company filings.

14 Source: Company filings.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

As discussed in further detail in the Company’s proxy statement, the Board is currently composed of [seven (7)] directors, each with terms expiring at the Annual Meeting. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

According to the Company’s proxy statement, directors are elected annually by a majority of the votes cast at the Annual Meeting. The Company also has a resignation policy in place under its Statement of Corporate Governance, pursuant to which an incumbent director who does not receive a majority of votes cast in an uncontested election must submit his or her resignation to the Board within 10 days. Within 90 days of the date of the certification of the election results, the Board will determine, considering all factors it deems relevant, whether to accept the resignation.

We recommend stockholders vote “FOR” this proposal and intend to vote our shares “FOR” this proposal. However, it is important for stockholders to vote on the Dual-Class Elimination Proposal, and we hope the Board takes action if stockholders express strong support for this proposal. Should the Board not act in accordance with stockholders’ wishes, we may, in the future, have a different recommendation on the election of the Company’s directors.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed [Ernst & Young LLP] to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. The Company is submitting its selection of [Ernst & Young LLP] to stockholders for ratification at the Annual Meeting.

According to the Company’s proxy statement, if the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection of [Ernst & Young LLP].

We recommend stockholders vote “FOR” this proposal and intend to vote our shares “FOR” this proposal.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As disclosed in the Company’s proxy statement, under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s stockholders are entitled to vote on a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“[RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis,” the “Summary Compensation Table” and the other related tables and disclosure].”

According to the Company’s proxy statement, although this vote is advisory and not binding on the Company or the Board, the Compensation Committee will consider the results as part of its ongoing review of the Company’s executive compensation program.

We recommend stockholders vote “FOR” this proposal and intend to vote our shares “FOR” this proposal. However, we intend to continue to closely monitor the Company’s executive compensation program following the Annual Meeting to ensure proper alignment of pay and performance.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, Section 14A of the Exchange Act requires that the Company provide its stockholders the opportunity to vote, on an advisory (non-binding) basis, for their preference as to how frequently the Company should seek future advisory say-on-pay votes. By voting on this proposal, stockholders may indicate whether they would prefer that the Company conduct future advisory votes on executive compensation once every one, two or three years. Stockholders may instead abstain from casting a vote on this proposal.

According to the Company’s proxy statement, the Board has determined that an advisory vote to approve executive compensation that occurs [once] every year remains the most appropriate alternative for the Company. The Company’s proxy statement further discloses that although the Board intends to carefully consider the voting results of this proposal, the vote is advisory and not binding on the Company or the Board.

We recommend stockholders vote “1 year” on this proposal and intend to vote our shares “1 year” on this proposal.

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PROPOSAL NO. 5

ADVISORY VOTE ON THE DUAL-CLASS ELIMINATION PROPOSAL

Starboard has submitted a non-binding business proposal for consideration by News Corp stockholders at the Annual Meeting seeking stockholder approval of a request for the Board to adopt a recapitalization plan that would eliminate News Corp’s dual-class capital structure and provide that each outstanding share of Common Stock has one vote, which is referred to in this Proxy Statement as the Dual-Class Elimination Proposal.

As set forth in detail above in the section titled “Reasons for the Solicitation”, Starboard believes eliminating the dual-class share structure would improve corporate governance and accountability, enable value creation, and decrease well-established risk at News Corp.

Accordingly, Starboard is asking stockholders to vote in favor of the following resolution:

“RESOLVED, that stockholders of News Corporation (“News Corp” or the “Company”) request that the Board of Directors take the necessary steps (excluding those steps that must be taken by the Company’s stockholders) to adopt a recapitalization plan that would eliminate News Corp’s dual-class capital structure and provide that each outstanding share of common stock has one vote.”

We encourage all stockholders to vote in favor of the Dual-Class Elimination Proposal and to support this important step towards better governance at News Corp.

We urge you to vote “FOR” the approval of the Dual-Class Elimination Proposal on the enclosed BLUE proxy card and intend to vote our shares “FOR” the Dual-Class Elimination Proposal.

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VOTING AND PROXY PROCEDURES

According to the Company’s proxy statement, the Company has two classes of Common Stock, Class A Common Stock and Class B Common Stock. Holders of Class B Common Stock are entitled to one vote per share on all matters to be presented at the Annual Meeting. Holders of Class A Common Stock are not entitled to vote on any of the matters to be presented at the Annual Meeting. According to the Company’s proxy statement, the Company’s shares of Common Stock are also traded on the ASX in the form of CDIs. CDIs are exchangeable, at the option of the holder, into shares of either Class A Common Stock or Class B Common Stock, as applicable, at the rate of one CDI per one such share of Common Stock.

While all of the Company’s stockholders and all holders of CDIs exchangeable for shares of the Common Stock are invited to attend and ask questions at the Annual Meeting, only stockholders of record of the Class B Common Stock and holders of CDIs exchangeable for shares of the Class B Common Stock as of the Record Date are entitled to notice of, and to vote on the matters to be presented at, the Annual Meeting. Holders of CDIs exchangeable for Class B Common Stock have a right to direct CHESS Depositary Nominees Pty Ltd, the issuer of the CDIs, on how it should vote with respect to the proposals described herein and in the Company’s Proxy Statement. Holders of Class B CDIs may attend and participate in the Annual Meeting and vote in advance via Internet or mail, but may not vote electronically during the Annual Meeting.

If you are a record holder and sell your voting shares before the Record Date (or acquire them without voting rights after the Record Date), you may not vote such shares. Stockholders of record will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date.

Shares of voting stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the Company’s director nominees, FOR the ratification of the appointment of [Ernst & Young LLP] as the Company’s independent registered public accounting firm, FOR the advisory vote on the Company’s executive compensation program, 1 YEAR on the advisory vote on the frequency of future advisory votes to approve executive compensation, and FOR the advisory vote on the Dual-Class Elimination Proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

[VIRTUAL MEETING]

[As discussed in the Company’s proxy statement, the Annual Meeting will be held exclusively virtually via live webcast at [•]. There will be no physical meeting, and you will not be able to attend the Annual Meeting in person. As discussed above, you are entitled to participate in the Annual Meeting only if you were a stockholder of record as of the close of business on the Record Date or hold a legal proxy for the meeting provided by your broker, bank or other nominee. To participate, stockholders will need to visit [•] and log in using their unique control number found on their proxy card, the Notice of Internet Availability or the instructions that accompanied the proxy materials, as applicable. Stockholders may log into the Annual Meeting platform beginning at [•] [•.m] (Eastern Time) on [•], 2024. As noted above, holders of Class A Common Stock and Class A CDIs can attend and participate in the Annual Meeting but cannot vote on any matters presented at the Annual Meeting.

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If you hold shares of Class B Common Stock, Internet and telephone proxy submission is available 24 hours a day through 11:59 p.m. (Eastern Time) on [•], 2024. If you hold your shares of Class B Common Stock in street name, the availability of Internet and telephone voting may depend on the voting procedures of the institution that holds your shares. If you hold Class B CDIs, Internet proxy submission is available 24 hours a day through 5:00 p.m. (Australian Eastern Daylight Time) on [•], 2024. Reference is made to the Company’s proxy statement for additional detail.]

Although we encourage you to vote ahead of the Annual Meeting, only holders of Class B Common Stock are entitled to vote their shares [electronically] at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card. Additional information and our proxy materials can also be found at [•].com. If you have any difficulty following the registration process, please email info@okapipartners.com.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, in order for the Company to conduct the Annual Meeting, the holders of a majority in voting power of all of the outstanding shares of the stock entitled to vote as of the Record Date must be present [online] or represented by proxy at the Annual Meeting.

If you are a stockholder of record of Class B Common Stock, you must deliver your vote by mail, the Internet, by telephone or attend the Annual Meeting [virtually] in order to be counted in the determination of a quorum. Class B CDI holders must deliver their vote by mail or the Internet in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both Starboard and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal [2] (ratification of the appointment of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, the election of directors requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions, if any, will have no effect, and broker non-votes are not allowed.

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Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Audit Committee’s selection of [Ernst & Young LLP]. Abstentions, if any, will have no effect, and broker non-votes are not allowed.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the advisory vote on executive compensation. Abstentions, if any, will have no effect, and broker non-votes are not allowed.

Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation ─ According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the advisory vote on the frequency of future advisory votes to approve executive compensation. Abstentions, if any, will have no effect, and broker non-votes are not allowed.

Advisory Vote on Dual-Class Elimination Proposal ─ According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the advisory vote on the Dual-Class Elimination Proposal. Abstentions, if any, will have no effect, and broker non-votes are not allowed.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Starboard’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Holders of Class B Common may revoke their proxies at any time prior by attending the Annual Meeting and voting [virtually] (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), or by delivering a written notice of revocation at any time prior to [•], 2024 at [•] [•].m. (Eastern Time) on [•]. If you are a holder of Class B CDIs, you may change or revoke your proxy at any time prior to [•] [•].m. (Australian Eastern Daylight Time) on [•] by submitting a later-dated voting instruction form that is received by such deadline or submitting a subsequent proxy by Internet.

The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 1211 Avenue of the Americas, New York, New York 10036 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock entitled to vote. Additionally, Okapi Partners may use this information to contact voting stockholders who have revoked their proxies in order to solicit later dated proxies for the Dual-Class Elimination Proposal.

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IF YOU WISH TO VOTE FOR APPROVAL OF THE DUAL-CLASS ELIMINATION PROPOSAL, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Starboard. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Starboard V&O Fund has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Starboard V&O Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Starboard V&O Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately [__] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Starboard.

ADDITIONAL PARTICIPANT INFORMATION

Starboard V&O Fund, Starboard Value LP, Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard P Fund LP (“Starboard P LP”), Starboard Value P GP LLC (“Starboard P GP”), Starboard Value R LP (“Starboard R LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value L LP (“Starboard L GP”), Starboard Value R GP LLC (“Starboard R GP”), Starboard G Fund, L.P. (“Starboard G LP”), Starboard Value G GP, LLC (“Starboard G GP”), Starboard Value A LP (“Starboard A LP”), Starboard Value A GP LLC (“Starboard A GP”), Starboard X Master Fund Ltd (“Starboard X Master”), Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), Starboard Principal Co GP LLC (“Principal GP”), Jeffrey C. Smith and Peter A. Feld are participants in this solicitation.

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As of the date hereof, Starboard V&O Fund beneficially owns 3,982,090 shares of Class A Common Stock and 5,029,605 shares of Class B Common Stock. As of the date hereof, Starboard S LLC beneficially owns 517,744 shares of Class A Common Stock and 610,586 shares of Class B Common Stock. As of the date hereof, Starboard C LP beneficially owns 402,457 shares of Class A Common Stock and 472,065 shares of Class B Common Stock. As of the date hereof, Starboard P LP beneficially owns 3,577,549 shares of Class A Common Stock underlying certain forward purchase contracts exercisable within 60 days hereof, as described in more detail below. As of the date hereof, Starboard L Master beneficially owns 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock. As of the date hereof, Starboard X Master beneficially owns 1,305,223 shares of Class A Common Stock and 1,468,894 shares of Class B Common Stock. As of the date hereof, Starboard G LP beneficially owns 3,200,058 shares of Class A Common Stock underlying certain forward purchase contracts exercisable within 60 days hereof, as described in more detail below. As of the date hereof, 769,530 shares of Class A Common Stock and 890,960 shares of Class B Common Stock were held in a certain account managed by Starboard Value LP (the “Starboard Value LP Account”). Starboard P GP, as the general partner of Starboard P LP, may be deemed the beneficial owner of the 3,577,549 shares of Class A Common Stock beneficially owned by Starboard P LP. Starboard L GP, as the general partner of Starboard L Master, may be deemed the beneficial owner of the 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock owned by Starboard L Master. Starboard R LP, as the general partner of Starboard C LP and the managing member of Starboard P GP, may be deemed the beneficial owner of the (i) 402,457 shares of Class A Common Stock owned by Starboard C LP and 3,577,549 shares of Class A Common Stock beneficially owned by Starboard P LP, and (ii) 472,065 shares of Class B Common Stock owned by Starboard C LP. Starboard R GP, as the general partner of Starboard R LP and Starboard L GP, may be deemed the beneficial owner of the (i) 402,457 shares of Class A Common Stock owned by Starboard C LP, 3,577,549 shares of Class A Common Stock beneficially owned by Starboard P LP, and 224,349 shares of Class A Common Stock owned by Starboard L Master, and (ii) 472,065 shares of Class B Common Stock owned by Starboard C LP and 259,890 shares of Class B Common Stock owned by Starboard L Master. Starboard A LP, as the managing member of Starboard G GP, may be deemed the beneficial owner of the 3,200,058 shares of Class A Common Stock beneficially owned by Starboard G LP. Starboard A GP, as the general partner of Starboard A LP, may be deemed the beneficial owner of the 3,200,058 shares of Class A Common Stock beneficially owned by Starboard G LP. Starboard G GP, as the general partner of Starboard G LP, may be deemed the beneficial owner of the 3,200,058 shares of Class A Common Stock beneficially owned by Starboard G LP. Starboard Value LP, as the investment manager of Starboard, Starboard C LP, Starboard P LP, Starboard L Master, Starboard X Master, Starboard G LP and the Starboard Value LP Account and the manager of Starboard S LLC, may be deemed the beneficial owner of the (i) 3,982,090 shares of Class A Common Stock and 5,029,605 shares of Class B Common Stock owned by Starboard, (ii) 517,744 shares of Class A Common Stock and 610,586 shares of Class B Common Stock owned by Starboard S LLC, (iii) 3,577,549 shares of Class A Common Stock beneficially owned by Starboard P LP, (iv) 402,457 shares of Class A Common Stock and 472,065 shares of Class B Common Stock owned by Starboard C LP, (v) 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock owned by Starboard L Master, (vi) 1,305,223 shares of Class A Common Stock and 1,468,894 shares of Class B Common Stock owned by Starboard X Master, (vii) 3,200,058 shares of Class A Common Stock beneficially owned by Starboard G LP and (viii) 769,530 shares of Class A Common Stock and 890,960 shares of Class B Common Stock held in the Starboard Value LP Account. Starboard Value GP, as the general partner of Starboard Value LP, may be deemed the beneficial owner of the (i) 3,982,090 shares of Class A Common Stock and 5,029,605 shares of Class B Common Stock owned by Starboard, (ii) 517,744 shares of Class A Common Stock and 610,586 shares of Class B Common Stock owned by Starboard S LLC, (iii) 3,577,549 shares of Class A Common Stock owned by Starboard P LP, (iv) 402,457 shares of Class A Common Stock and 472,065 shares of Class B Common Stock owned by Starboard C LP, (v) 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock owned by Starboard L Master, (vi) 1,305,223 shares of Class A Common Stock and 1,468,894 shares of Class B Common Stock owned by Starboard X Master, (vii) 3,200,058 shares of Class A Common Stock owned by Starboard G LP and (viii) 769,530 shares of Class A Common Stock and 890,960 shares of Class B Common Stock held in the Starboard Value LP Account. Principal Co, as a member of Starboard Value GP, may be deemed the beneficial owner of the (i) 3,982,090 shares of Class A Common Stock and 5,029,605 shares of Class B Common Stock owned by Starboard, (ii) 517,744 shares of Class A Common Stock and 610,586 shares of Class B Common Stock owned by Starboard S LLC, (iii) 3,577,549 shares of Class A Common Stock owned by Starboard P LP, (iv) 402,457 shares of Class A Common Stock and 472,065 shares of Class B Common Stock owned by Starboard C LP, (v) 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock owned by Starboard L Master, (vi) 1,305,223 shares of Class A Common Stock and 1,468,894 shares of Class B Common Stock owned by Starboard X Master, (vii) 3,200,058 shares of Class A Common Stock owned by Starboard G LP and (viii) 769,530 shares of Class A Common Stock and 890,960 shares of Class B Common Stock held in the Starboard Value LP Account. Principal GP, as the general partner of Principal Co, may be deemed the beneficial owner of the (i) 3,982,090 shares of Class A Common Stock and 5,029,605 shares of Class B Common Stock owned by Starboard, (ii) 517,744 shares of Class A Common Stock and 610,586 shares of Class B Common Stock owned by Starboard S LLC, (iii) 3,577,549 shares of Class A Common Stock owned by Starboard P LP, (iv) 402,457 shares of Class A Common Stock and 472,065 shares of Class B Common Stock owned by Starboard C LP, (v) 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock owned by Starboard L Master, (vi) 1,305,223 shares of Class A Common Stock and 1,468,894 shares of Class B Common Stock owned by Starboard X Master, (vii) 3,200,058 shares of Class A Common Stock owned by Starboard G LP and (viii) 769,530 shares of Class A Common Stock and 890,960 shares of Class B Common Stock held in the Starboard Value LP Account.

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Each of Messrs. Smith and Feld, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed the beneficial owner of the (i) 3,982,090 shares of Class A Common Stock and 5,029,605 shares of Class B Common Stock owned by Starboard, (ii) 517,744 shares of Class A Common Stock and 610,586 shares of Class B Common Stock owned by Starboard S LLC, (iii) 3,577,549 shares of Class A Common Stock owned by Starboard P LP, (iv) 402,457 shares of Class A Common Stock and 472,065 shares of Class B Common Stock owned by Starboard C LP, (v) 224,349 shares of Class A Common Stock and 259,890 shares of Class B Common Stock owned by Starboard L Master, (vi) 1,305,223 shares of Class A Common Stock and 1,468,894 shares of Class B Common Stock owned by Starboard X Master, (vii) 3,200,058 shares of Class A Common Stock owned by Starboard G LP and (viii) 769,530 shares of Class A Common Stock and 890,960 shares of Class B Common Stock held in the Starboard Value LP Account. Messrs. Smith and Feld share voting and dispositive power with respect to (i) the 8,732,000 shares of Class B Common Stock beneficially owned in the aggregate by Starboard, Starboard S LLC, Starboard C LP, Starboard L Master, and Starboard X Master and held in the Starboard Value LP Account, and (ii) despite having virtually no voting rights, the 13,979,000 shares of Class A Common Stock beneficially owned in the aggregate by Starboard, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard L Master, Starboard G LP, and Starboard X Master, and held in the Starboard Value LP Account.

Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own.

Each of Starboard P LP and Starboard G LP has entered into forward purchase contracts with a counterparty providing for the purchase of an aggregate of 3,451,307 and 3,075,300 shares of Class A Common Stock, respectively (the “November Forward Contracts”). Each of the November Forward Contracts has a final valuation date of November 10, 2025, however, each of Starboard P LP and Starboard G LP has the ability to elect early settlement after serving notice to the counterparty of such intention at least two scheduled trading days in advance of the desired early final valuation date. Each of the November Forward Contracts provides for physical settlement. Until the settlement date, none of the November Forward Contracts gives Starboard P LP or Starboard G LP voting or dispositive control over the shares of Common Stock to which such contracts relate.

Each of Starboard P LP and Starboard G LP has entered into forward purchase contracts with a counterparty providing for the purchase of an aggregate of 126,242 and 124,758 shares of Class A Common Stock, respectively (the “February Forward Contracts”). Each of the February Forward Contracts has a final valuation date of February 9, 2026, however, each of Starboard P LP and Starboard G LP has the ability to elect early settlement after serving notice to the counterparty of such intention at least two scheduled trading days in advance of the desired early final valuation date. Each of the February Forward Contracts provides for physical settlement. Until the settlement date, none of the February Forward Contracts gives Starboard P LP or Starboard G LP voting or dispositive control over the shares of Common Stock to which such contracts relate.

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In addition to the shares of Common Stock beneficially owned by the Participants, and while such Participants have no current knowledge of the following holdings, they understand that TD Asset Management Inc. and Toronto Dominion Bank (together, “TD”) had investment discretion over 878,287 shares of Class A Common Stock and 67,118 shares of Class B Common Stock as of June 30, 2024, which would represent beneficial ownership of approximately 0.2% of the outstanding shares of Class A Common Stock and less than 0.1% of the outstanding shares of Class B Common Stock, respectively, as of such date, as such information is set forth in the Form 13F-HR filings filed by TD Asset Management Inc. on August 2, 2024 and by Toronto Dominion Bank on August 14, 2024. As reported in the Form ADV filed by Starboard Value LP, Toronto Dominion Bank is included as an indirect control person under Schedule B/C Indirect Owners of the Form ADV as a result of the closing of the acquisition of Cowen Inc. by Toronto Dominion Bank. The validity of the indirect transfer of Cowen Inc.’s ownership interest in Starboard Value LP is subject to an ongoing dispute. The participants disclaim the existence of a “group” within the meaning of Section 13(d)(3) of the Exchange Act with TD or any other person other than the other participants.

The participants in this solicitation do not have any substantial interest in any of the matters to be acted upon at the Annual Meeting, other than in their capacities as stockholders of the Company, as applicable.

OTHER MATTERS AND ADDITIONAL INFORMATION

Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

This Proxy Statement is dated [•], 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s Proxy Statement and proxy card relating to the 2025 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices in New York, New York, on or before [___]. If the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of this year’s Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In addition, under the Company’s Bylaws, any proposal or nomination for consideration at the 2025 Annual Meeting of Stockholders submitted by a stockholder outside of the Rule 14a-8 process will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on [__] and the close of business on [__]; provided, however, that in the event that the 2025 Annual Meeting of Stockholders is called for a date that is more than 30 days before or more than 70 days after the anniversary date of this year’s Annual Meeting, notice of stockholder proposals and nominations, in order to be timely, must be delivered not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the date of the 2025 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made. Any such stockholder proposal or nomination must also comply with the requirements set forth in the Company’s Bylaws, which, with respect to director nominations, also includes satisfying the requirements under Rule 14a-19 of the Exchange Act.

24

Under Rule 14a-19 of the Exchange Act, no person may solicit proxies in support of director nominees other than the registrant’s nominees unless such person, among other things, provides notice to the registrant at its principal executive office no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, except that, if the registrant did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the registrant.

Except as it relates to Rule 14a-8 or Rule 14a-19, the information set forth above regarding the procedures for submitting stockholder proposals and nominations for consideration at the 2025 Annual Meeting of Stockholders is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by Starboard that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Starboard will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the following address or phone number: 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, or call toll free at +1 (888) 785-6673. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE I FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedule attached hereto has been taken from, or is based upon, publicly available information.

Starboard Value And Opportunity Master Fund Ltd

[__________], 2024

25

SCHEDULE I

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on ________, 2024.

I-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many voting shares you own, please give Starboard your proxy FOR the approval of the Dual-Class Elimination Proposal and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed BLUE proxy card;
•	DATING the enclosed BLUE proxy card; and
•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If you are a Class B holder, you may vote your shares [virtually] at the Annual Meeting, however, even if you plan to attend the Annual Meeting [virtually], we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to [virtually] attend the Annual Meeting. If any of your voting shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

BLUE PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 20, 2024

NEWS CORPORATION

2024 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF NEWS CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Jeffrey C. Smith, Peter A. Feld, and Bruce Goldfarb and each of them, attorneys and agents with full power of substitution to vote all shares of the Class B Common Stock of News Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2024 Annual Meeting of Stockholders of the Company scheduled to be held [virtually via live webcast] at [_____] on [•], 2024 at [•] [•].m. Eastern Time at [•] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “1 YEAR” ON PROPOSAL 4 AND “FOR” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Starboard’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

STARBOARD STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSAL 5. STARBOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS 1, 2 AND 3 AND 1 YEAR ON PROPOSAL 4.

1. Company’s proposal to elect the following [seven (7)] individuals as directors of the Company.

	FOR	AGAINST	ABSTAIN
a. [Kelly Ayotte	☐	☐	☐
b. José María Aznar	☐	☐	☐
c. Natalie Bancroft	☐	☐	☐
d. Lachlan K. Murdoch	☐	☐	☐
e. Ana Paula Pessoa	☐	☐	☐
f. Masroor Siddiqui	☐	☐	☐
g. Robert J. Thomson]	☐	☐	☐

2. Company’s proposal to ratify the selection of [Ernst & Young LLP] as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Company’s proposal to approve, on a non-binding advisory basis, executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Company’s proposal to vote, on a non-binding advisory basis, on the frequency of future advisory votes to approve executive compensation.

☐	1 YEAR	☐	2 YEARS	☐	3 YEARS	☐	ABSTAIN

5. Starboard’s proposal to approve, on a non-binding advisory basis, the Dual-Class Elimination Proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE PROXY CARD

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.